Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Quarterly Report on Form 10-Q of Ready Mix, Inc. (the “Company”) for the nine months ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Bradley E. Larson, Chief Executive Officer of the Company, and Clint Tryon, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bradley E. Larson	/s/ Clint Tryon

Bradley E. Larson	Clint Tryon
Chief Executive Officer	Chief Financial Officer
November 11, 2008	November 11, 2008